Exhibit 99

Name:  MHR Capital Partners Master Account LP

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

Designated Filer:   Mark H. Rachesky, M.D.

Issuer and Ticker Symbol:   Emisphere Technologies, Inc. (EMIS)

Date of Event Requiring Statement:   3/04/07

Signature:        MHR CAPITAL PARTNERS MASTER ACCOUNT LP

                  By:  MHR Advisors LLC,
                       as General Partner

                       By:    /s/ Hal Goldstein
                              ---------------------------
                       Name:  Hal Goldstein
                       Title: Vice President


                                                                Exhibit 99 cont.


Name:  MHR Advisors LLC

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

Designated Filer:   Mark H. Rachesky, M.D.

Issuer and Ticker Symbol:   Emisphere Technologies, Inc. (EMIS)

Date of Event Requiring Statement:   3/04/07

Signature:        MHR ADVISORS LLC

                  By:    /s/ Hal Goldstein
                         ------------------------------
                  Name:  Hal Goldstein
                  Title: Vice President



                                                              Exhibit 99 cont.

Name:  MHR Institutional Partners IIA LP

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

Designated Filer:   Mark H. Rachesky, M.D.

Issuer and Ticker Symbol:   Emisphere Technologies, Inc. (EMIS)

Date of Event Requiring Statement:   3/04/07

Signature:        MHR INSTITUTIONAL PARTNERS IIA LP

                  By:  MHR Institutional Advisors II LLC,
                         as General Partner


                  By:    /s/ Hal Goldstein
                         -------------------------------
                  Name:  Hal Goldstein
                  Title: Vice President



                                                              Exhibit 99 cont.

Name:  MHR Institutional Advisors II LLC

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

Designated Filer:   Mark H. Rachesky, M.D.

Issuer and Ticker Symbol:   Emisphere Technologies, Inc. (EMIS)

Date of Event Requiring Statement:   3/04/07

Signature:        MHR INSTITUTIONAL ADVISORS II LLC

                  By:   /s/ Hal Goldstein
                        -------------------------------
                  Name:  Hal Goldstein
                  Title: Vice President


                                                              Exhibit 99 cont.


Name:  MHR Fund Management LLC

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

Designated Filer:   Mark H. Rachesky, M.D.

Issuer and Ticker Symbol:   Emisphere Technologies, Inc. (EMIS)

Date of Event Requiring Statement:   3/04/07

Signature:        MHR FUND MANAGEMENT LLC

                  By:    /s/ Hal Goldstein
                         ---------------------------
                  Name:  Hal Goldstein
                  Title: Vice President